UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2013

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA		30346
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 4, 2013, James L. Worrell, the vice president, human resources of Axiall Corporation (the “Company”) since September 2006, will no longer be the vice president of human resources of the Company and will serve in a newly created position of vice president of corporate administration and communication of the Company.

Item 7.01           Regulation FD Disclosure.

On February 4, 2013, the Company issued a press release announcing the appointment of Dean Adelman as vice president of human resources of the Company and James L. Worrell’s new position as vice president of corporate administration and communication. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits

Number	Exhibit

99.1	Press release, dated February 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

By:	/s/ Timothy Mann, Jr.
Name: Title:	Timothy Mann, Jr. Executive Vice President, General Counsel and Secretary

Date:  February 5, 2013

EXHIBIT INDEX

Number	Exhibit

99.1	Press release, dated February 4, 2013